UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2022

ROLLINS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Piedmont Road, N.E., Atlanta, Georgia 30324

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 888-2000

Not Applicable

(Former name of former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   o

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Appointment

On December 5, 2022, the Board of Directors (the “Board”) of Rollins, Inc. (the “Company”) appointed Jerry E. Gahlhoff, Jr. to serve as the Company’s Chief Executive Officer and Principal Executive Officer, in addition to his role as President, effective January 1, 2023.  Gary W. Rollins, the Company’s current Chief Executive Officer, will relinquish his title and will continue to serve as the Company’s Executive Chairman, also effective January 1, 2023.

Mr. Gahlhoff, age 50, has served as the Company’s President and Principal Operating Officer since 2020. Prior to that, Mr. Gahlhoff served as President of the Company’s Specialty Brands and Vice President of Human Resources from 2016 to 2020, and as a Division President from 2011 to 2016. Mr. Gahlhoff joined the Company as part of the HomeTeam acquisition in 2008. Mr. Gahlhoff received a Master of Science in Entomology from the University of Florida.

Mr. Gahlhoff has no family relationships that require disclosure pursuant to Item 401(d) of Regulation S-K and has not been involved in any transactions that require disclosure pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Gahlhoff and any other person pursuant to which Mr. Gahlhoff was named Chief Executive Officer and Principal Executive Officer of the Company. His employment is at will and is subject to the discretion of the Board.

Chairman, Chief Executive Officer and Vice Chairman Compensatory Arrangements

On December 5, 2022, in connection with the Board’s appointment of Mr. Gahlhoff as CEO, the Company’s Human Capital Management and Compensation Committee (the “Committee”) approved changes to the compensatory arrangements for Mr. Gahlhoff and Mr. Rollins. In addition, the Committee also approved changes to John F. Wilson’s compensatory arrangement in connection with Mr. Wilson’s transition to a part-time role as Vice Chair and Assistant to the Chairman. The changes to the compensatory arrangements of Messrs. Rollins, Gahlhoff and Wilson, effective January 1, 2023, subject to any future changes as may be determined by the Committee, are as follows:

2023 Changes to Mr. Rollins’ Compensatory Arrangements:

•	A reduction in Mr. Rollins’ annual target cash bonus opportunity from 150% to 125% of Mr. Rollins’ annual base salary, subject to the terms and conditions of the Rollins, Inc. Executive Bonus Plan; and
•	An annual target equity opportunity up to 150% of Mr. Rollins’ base salary, consisting of 75% restricted stock awards (“RSAs”) and 25% performance share units (“PSUs”). The RSAs are expected to be granted in February 2023 and will vest over a four-year period beginning on the first anniversary of the grant date, with one-fourth of the award vesting on that date and the remaining three-fourths vesting in equal portions on each subsequent anniversary of that date. The PSUs are also expected to be granted in February 2023 and will be paid out at the end of a three-year performance period, subject to the Company’s successful completion of certain performance metrics approved by the Committee and the terms and conditions of the Company’s 2018 Stock Incentive Plan and the applicable award agreements.

2023 Changes to Mr. Gahlhoff’s Compensatory Arrangements:

•	An increase in Mr. Gahlhoff’s annual base salary from $690,000 to $1,000,000.00, effective January 1, 2023;
•	An increase in Mr. Gahlhoff’s annual target cash bonus opportunity from 120% to 150% of Mr. Gahlhoff’s annual base salary, subject to the terms and conditions of the Rollins, Inc. Executive Bonus Plan; and
•	An annual equity award grant with a grant date fair value of $3,500,000, which is expected to be granted in February 2023 based on the closing price of the Company’s stock on the grant date, consisting of 75% RSAs and 25% PSUs. The RSAs are expected to be granted in February 2023 and will vest over a four-year period beginning on the first anniversary of the grant date, with one-fourth of the award vesting on that date and the remaining three-fourths vesting in equal portions on each subsequent anniversary of that date. The PSUs are also expected to be granted in February 2023 and will be paid out at the end of a three-year performance period, subject to the

Company’s successful completion of certain performance metrics approved by the Committee and the terms and conditions of the Company’s 2018 Stock Incentive Plan and the applicable award agreements.

2023 Changes to Mr. Wilson’s Compensatory Arrangements:

•	A reduction in Mr. Wilson’s annual base salary from $983,250 to $400,000.00, effective January 1, 2023;
•	An annual target cash bonus opportunity of 75% of Mr. Wilson’s annual base salary, subject to the terms and conditions of the Rollins, Inc. Executive Bonus Plan; and
•	An annual target equity opportunity up to 100% of Mr. Wilson’s base salary, consisting of 75% RSAs and 25% PSUs. The RSAs are expected to be granted in February 2023 and will vest over a four-year period beginning on the first anniversary of the grant date, with one-fourth of the award vesting on that date and the remaining three-fourths vesting in equal portions on each subsequent anniversary of that date. The PSUs are also expected to be granted in February 2023 and will be paid out at the end of a three-year performance period, subject to the Company’s successful completion of certain performance metrics approved by the Committee and the terms and conditions of the Company’s 2018 Stock Incentive Plan and the applicable award agreements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLINS, INC.

Date: December 9, 2022	By:	/s/ Jerry E. Gahlhoff, Jr.
	Name:	Jerry E. Gahlhoff, Jr.
	Title:	President and Chief Operating Officer